                       IMPERIAL HOLLY CORPORATION
                     EMPLOYEE STOCK OWNERSHIP PLAN

                      (EFFECTIVE JANUARY 1, 1988)

                            THIRD AMENDMENT

          Imperial Holly Corporation, a Texas corporation, having established the Imperial Holly Corporation Employee Stock
Ownership Plan, effective January 1, 1988 and as thereafter amended (the "Plan"), and having reserved the right under Section
9.5 thereof to amend the Plan, does hereby amend the Plan, effective as of January 1, 1989, as follows:

          1. The first sentence of Section 1.5 is hereby amended to read hereafter as follows:

          "1.5 Annual Compensation: The compensation paid to a Participant by his Employer or Affiliate during the applicable Plan Year that is required to be reported as wages on the Participant's Form W-2 for income tax purposes, including contributions made during the Plan Year on a salary reduction basis under any qualified cash or deferred arrangement under Code Section 401(k)."

          2. The first sentence of Section 1.17 of the Plan is hereby amended to read hereafter as follows:

          "1.17 Employee: A person employed by an employer on or after June 29, 1988."

          IN WITNESS WHEREOF, Imperial Holly Corporation has caused this Amendment to be executed by its duly authorized officers this 21st day of December, 1989, but effective as of January 1, 1989.

                                   IMPERIAL HOLLY CORPORATION

                                   By:_____________________
ATTEST:

_______________________
Asst. Secretary

[SEAL]

The undersigned, Adopting Employers and Trustee, hereby consent to and acknowledge receipt of a copy of the foregoing amendment this 21st day of December, 1989.

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                                   HOLLY SUGAR CORPORATION
ATTEST:

_____________________                   By:_____________________
    Asst. Secretary                        Chairman of the Board


                                        FORT BEND UTILITY COMPANY

ATTEST:

____________________                    By:______________________
Asst. Secretary                            President


                                        CSCO, INCORPORATED
ATTEST:
____________________                    By:______________________
Asst. Secretary                            President

                                        IMPERIAL SWEETENER
                                         DISTRIBUTORS, INC.

ATTEST:

____________________                    By:______________________
Asst. Secretary                            President


                                        HERITAGE TRUST COMPANY
ATTEST:

____________________                    By:______________________
Trust Officer                              President

Susan H. Bryan
Vice President & Trust Officer